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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



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                                 FORM 8-K



                              CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of Report (date of earliest event reported):   September 13, 2001
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                             CBRL GROUP, INC.


         Tennessee                    0-25225                 62-1749513
         ---------                    -------                 ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                    Identification No.)


                305 Hartmann Drive, Lebanon, Tennessee 37087

                             (615) 444-5533







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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.


ITEM 9.  REGULATION FD DISCLOSURE.

On September 13, 2001, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain fiscal-year-end and quarter-end financial and other information.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 13, 2001        CBRL GROUP, INC.


                                  By: /s/ James F. Blackstock
                                      ---------------------------------------
                                  Name:  James F. Blackstock
                                  Title: Senior Vice President, Secretary and
                                         General Counsel





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                              EXHIBIT INDEX

Exhibit No.     Description                                        Page No.
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99              Press Release issued by CBRL Group, Inc. on
                September 13, 2001.


























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